                                                                    EXHIBIT 99.1

                               TABLE VI (1 OF 5)
                          ACQUISITION OF PROPERTIES BY

                   CIP(R) & CPA(R):12 AS OF DECEMBER 31, 1998



                                                                   GROSS
                                                                  LEASABLE                 ORIGINAL      CASH DOWN
                                     TYPE OF                       SPACE      DATE OF      MORTGAGE      PAYMENT-
OCCUPANT/GUARANTOR                  PROPERTY        LOCATION      (SQ.FT.)    PURCHASE     FINANCING      EQUITY
- ------------------                -------------   -------------   --------   ----------   -----------   -----------
Big V Holding Corp.(3).........   45% interest    Ellenville      133,554       7/13/94     3,334,416     3,077,187
                                  in              and Warwick,
                                  Supermarkets    NY
Wal-Mart Stores, Inc. .........   Distribution    Greenfield,      82,620       2/10/95     2,500,000     1,278,781
                                  facility        Indiana
Etec Systems, Inc..............   Office/         Hayward,        153,531       2/16/95    15,000,000     9,408,792
                                  Manufacturing   California
                                  facility
Q Clubs, Inc. (formerly Sports
 &
 Fitness Club, Inc.)...........   Health club     Austin, Texas    43,935        5/8/95     2,750,000     2,747,000
The Garden Companies...........   Manufacturing   Chattanooga,    242,317       6/20/95     3,500,000     3,475,000
                                  facility        Tennessee
Del Monte Foods, Inc. .........   Warehouses      Mendota,        239,850       11/9/95     6,250,000     4,453,200
                                  and special     Illinois;       210,000
                                  purpose         Plover,         274,750
                                  facility        Wisconsin;       11,165
                                                  Toppenish and
                                                  Yakima,
                                                  Washington
Applied Bioscience.............   Warehouse/      Austin, Texas   173,000      11/13/95     7,500,000     5,068,295
                                  office/research
                                  facility
Rheometric Scientific, Inc.....   Office/         Piscataway,     104,120     2/23/1996                   6,300,000
                                  Manufacturing   New Jersey
                                  facility
Telos Corporation..............   Office          Loudon          192,775     3/11/1996     6,250,000     5,897,000
                                  facility        County,
                                                  Virginia
**Lanxide Corporation..........   Research and    Newark,         162,220     3/28/1996     4,400,000     4,272,000
                                  development     Delaware
                                  facility
Q Clubs, Inc...................   Health club     Houston,         46,733     7/25/1996             0     6,180,000
                                                  Texas

                                    CONTRACT
                                 PURCHASE PRICE
                                      PLUS         OTHER CASH          OTHER
                                  ACQUISITION     EXPENDITURES      CAPITALIZED       TOTAL COST
OCCUPANT/GUARANTOR                    FEES          EXPENSED     EXPENDITURES(1)(2)   OF PROPERTY
- ------------------               --------------   ------------   ------------------   -----------
Big V Holding Corp.(3).........     6,411,603          0                 58,940         6,470,543
Wal-Mart Stores, Inc. .........     3,778,781          0                 12,921         3,791,702
Etec Systems, Inc..............    24,408,792          0              5,241,343        29,650,135
Q Clubs, Inc. (formerly Sports
 &
 Fitness Club, Inc.)...........     5,497,000          0                      0         5,497,000
The Garden Companies...........     6,975,000          0                      0         6,975,000
Del Monte Foods, Inc. .........    10,703,200          0               (159,903)       10,543,297
Applied Bioscience.............    12,568,295          0                 27,856        12,596,151
Rheometric Scientific, Inc.....     6,300,000          0                  4,500         6,304,500
Telos Corporation..............    12,147,000          0                  5,500        12,152,500
**Lanxide Corporation..........     8,672,000          0                  7,421         8,679,421
Q Clubs, Inc...................     6,180,000          0                      0         6,180,000

                               TABLE VI (2 OF 5)
                          ACQUISITION OF PROPERTIES BY

                   CIP(R) & CPA(R):12 AS OF DECEMBER 31, 1998



                                                                       GROSS
                                                                      LEASABLE                ORIGINAL    CASH DOWN
                                         TYPE OF                       SPACE      DATE OF     MORTGAGE    PAYMENT-
OCCUPANT/GUARANTOR                      PROPERTY        LOCATION      (SQ.FT.)    PURCHASE    FINANCING    EQUITY
- ------------------                    -------------   -------------   --------   ----------   ---------   ---------
Celadon Group, Inc.................   Distribution/   Indianapolis,    60,938     8/19/1996          0    6,801,000
                                      warehouse       Indiana
                                      facility
Spectrian Corporation..............   Office/         Sunnyvale,       81,318    11/19/1996   10,000,000  7,643,979
                                      research        California
                                      facility
Garden Ridge Corporation...........   Retail store    Tulsa,          141,284    12/16/1996   4,600,000   3,462,530
                                                      Oklahoma
Knogo North America, Inc...........   Office/         Hauppauge,       68,333    12/24/1996          0    4,925,000
                                      distribution    New York
                                      facility
Scott Companies, Inc...............   Office/         San Leandro,    270,000       1/23/97   10,300,000  7,610,000
                                      Research        California
                                      facility
Childtime Childcare, Inc...........   Childcare       Chandler,        33,684     1/29/1997   2,500,000   5,882,120
                                      Centers         Arizona
                                      (under          Fleming
                                      construction)   Island,
                                                      Florida
                                                      Sugar Land
                                                      and New
                                                      Territory,
                                                      Texas,
                                                      Ackworth,
                                                      Georgia
                                                      Silverdale,
                                                      Washington
                                                      Hauppauge, NY
                                                      Hampton, VA
                                                      Patchaque, NY
QMS, Inc. .........................   Office/         Mobile,         277,000     2/18/1997   5,900,000   7,974,346
                                      Research        Alabama
                                      Facility
The Bon-Ton Stores, Inc. ..........   Retail and      Allentown,      399,175      4/10/997   6,900,000   5,141,885
                                      Distribution    Pennsylvania
                                      facilities      Johnstown,       80,884
                                                      Pennsylvania
Silgan Containers Corporation......   Technology/     Manomonie and   228,381       6/13/97          0    12,389,345
                                      Manufacturing
                                      facilities      Oconomowoc,
                                                      Wisconsin

                                        CONTRACT
                                     PURCHASE PRICE
                                          PLUS         OTHER CASH          OTHER          TOTAL COST
                                      ACQUISITION     EXPENDITURES      CAPITALIZED           OF
OCCUPANT/GUARANTOR                        FEES          EXPENSED     EXPENDITURES(1)(2)    PROPERTY
- ------------------                   --------------   ------------   ------------------   ----------
Celadon Group, Inc.................     6,801,000          0                 40,000        6,841,000
Spectrian Corporation..............    17,643,979          0                  4,119       17,648,098
Garden Ridge Corporation...........     8,062,530          0                      0        8,062,530
Knogo North America, Inc...........     4,925,000          0                      0        4,925,000
Scott Companies, Inc...............    17,910,000          0                  5,356       17,915,356
Childtime Childcare, Inc...........     8,382,120          0               (181,525)       8,200,595
QMS, Inc. .........................    13,874,346          0                      0       13,874,346
The Bon-Ton Stores, Inc. ..........    12,041,885          0                      0       12,041,885
Silgan Containers Corporation......    12,389,345          0                      0       12,389,345

                               TABLE VI (3 OF 5)
                          ACQUISITION OF PROPERTIES BY

                   CIP(R) & CPA(R):12 AS OF DECEMBER 31, 1998



                                                                       GROSS
                                                                      LEASABLE                ORIGINAL    CASH DOWN
                                         TYPE OF                       SPACE      DATE OF     MORTGAGE    PAYMENT-
OCCUPANT/GUARANTOR                      PROPERTY        LOCATION      (SQ.FT.)    PURCHASE    FINANCING    EQUITY
- ------------------                    -------------   -------------   --------   ----------   ---------   ---------
Pagg Corporation...................   Office/         Milford,        108,125      7/8/1997   3,200,000   2,349,738
                                      Research        Massachusetts
                                      facility
Vermont Teddy Bear Co..............   Office/         Shelburne,       55,446       7/18/97   3,311,509   2,552,365
                                      Manufacturing   Vermont
                                      facility
Texas Freezer Company, Inc. .......   Warehouse/      Dallas, Texas   219,814       9/23/97   4,500,000   4,415,123
                                      Special
                                      Purpose
                                      facility
                                      (under
                                      construction)
GDE Systems, Inc. .................   Research        San Diego,      123,200       9/23/97          0    12,766,810
                                      facility        California
Westell Technologies Inc...........   Office/         Aurora,         185,410       9/29/97          0    17,435,000
                                      Manufacturing   Illinois
                                      facility
Brown Institute, Ltd...............   Administration/ Mendota         118,241      11/12/97          0    9,990,486
                                      Classroom       Heights,
                                      facility        Minnesota
Randall International, Inc. .......   Office/         Carlsbald,                   11/26/97          0    4,749,442
                                      Manufacturing   California
                                      and
                                      Warehouse
                                      facility
                                      (under
                                      construction)
Perry Graphic Communications,
 Inc...............................   Printing        Baraboo and     895,356      12/16/97   11,000,000  8,109,948
                                      facilities      Waterloo,
                                                      Wisconsin
Sandwich Bankcorp, Inc. ...........   Office/         Boume,           21,606      12/30/97          0    1,820,000
                                      Banking         Sandwich and
                                      facilities      Wareham,
                                                      Massachusetts
Nutramax Products, Inc. ...........   Manufacturing/  Houston,        248,960     3/28/1998          0    7,323,953
                                      Distribution    Texas
                                      facilities

                                        CONTRACT
                                     PURCHASE PRICE
                                          PLUS         OTHER CASH          OTHER          TOTAL COST
                                      ACQUISITION     EXPENDITURES      CAPITALIZED           OF
OCCUPANT/GUARANTOR                        FEES          EXPENSED     EXPENDITURES(1)(2)    PROPERTY
- ------------------                   --------------   ------------   ------------------   ----------
Pagg Corporation...................     5,549,738          0                      0        5,549,738
Vermont Teddy Bear Co..............     5,863,874          0                  1,640        5,865,514
Texas Freezer Company, Inc. .......     8,915,123          0               (397,221)       8,517,902
GDE Systems, Inc. .................    12,766,810          0                446,911       13,213,721
Westell Technologies Inc...........    17,435,000          0                 17,055       17,452,055
Brown Institute, Ltd...............     9,990,486          0              1,795,282       11,785,768
Randall International, Inc. .......     4,749,442          0               (211,446)       4,537,996
Perry Graphic Communications,
 Inc...............................    19,109,948          0                  8,000       19,117,948
Sandwich Bankcorp, Inc. ...........     1,820,000          0                      0        1,820,000
Nutramax Products, Inc. ...........     7,323,953          0                  4,016        7,327,969

                               TABLE VI (4 OF 5)
                          ACQUISITION OF PROPERTIES BY

                   CIP(R) & CPA(R):12 AS OF DECEMBER 31, 1998



                                                                   GROSS
                                                                  LEASABLE                 ORIGINAL      CASH DOWN
                                     TYPE OF                       SPACE      DATE OF      MORTGAGE      PAYMENT-
OCCUPANT/GUARANTOR                  PROPERTY        LOCATION      (SQ.FT.)    PURCHASE     FINANCING      EQUITY
- ------------------                -------------   -------------   --------   ----------   -----------   -----------
Omnicom Group Inc..............   Office          Playa Vista,    120,000     3/30/1998    18,400,000     4,125,000
                                  facilities      California
International Management
Consulting, Inc. ..............   Office/Light    Asburn,          69,983     5/18/1998             0     5,331,602
                                  assembly        Virginia
                                  facilities
Balance Care Corporation.......   Office          Mechanicburg,    42,000     6/23/1998             0     2,311,434
                                  facilities      Pennsylvania
                                                                                          -----------   -----------
                                                                                          132,095,925   197,268,361
                                                                                          ===========   ===========
Investment in BB Property
Company(4)
Best Buy Co., Inc. ............   37% interest    Ft. Collins     558,695       5/13/94    12,136,000     4,970,210
                                  as Limited      and Denver,
                                  Partner in      Colorado;
                                  Partnership     Bloomingdale,
                                  which owns      Matteson,
                                  retail stores   Bedford Park,
                                                  Aurora and
                                                  Schaumburg,
                                                  Illinois;
                                                  Omaha,
                                                  Nebraska;
                                                  Albuquerque,
                                                  New Mexico;
                                                  Beaumont, El
                                                  Paso,
                                                  Houston, Fort
                                                  Worth,
                                                  Arlington,
                                                  Plano and
                                                  Dallas,
                                                  Texas;
                                                  Madison,
                                                  Wisconsin
Investment in GENA Property
Company(5)
Gensis, Inc. ..................   50% interest    San Diego,      144,311      10/14/94     6,500,000     5,237,498
                                  in a            California
                                  partnership
                                  which owns an
                                  Office/
                                  Research and
                                  Development
                                  facility

                                    CONTRACT
                                 PURCHASE PRICE
                                      PLUS         OTHER CASH          OTHER
                                  ACQUISITION     EXPENDITURES      CAPITALIZED       TOTAL COST
OCCUPANT/GUARANTOR                    FEES          EXPENSED     EXPENDITURES(1)(2)   OF PROPERTY
- ------------------               --------------   ------------   ------------------   -----------
Omnicom Group Inc..............    22,525,000        51,631            (439,506)       22,137,125
International Management
Consulting, Inc. ..............     5,331,602             0            (118,063)        5,213,539
Balance Care Corporation.......     2,311,434             0             (66,039)        2,245,395
                                  -----------        ------          ----------       -----------
                                  329,364,286        51,631           6,107,157       335,523,074
                                  ===========        ======          ==========       ===========
Investment in BB Property
Company(4)
Best Buy Co., Inc. ............    17,106,210             0                 595        17,106,805
Investment in GENA Property
Company(5)
Gensis, Inc. ..................    11,737,498             0            (272,961)       11,464,537

                               TABLE VI (5 OF 5)
                          ACQUISITION OF PROPERTIES BY

                   CIP(R) & CPA(R):12 AS OF DECEMBER 31, 1998



                                                                  GROSS
                                                                 LEASABLE                 ORIGINAL      CASH DOWN
                                    TYPE OF                       SPACE      DATE OF      MORTGAGE       PAYMENT-
OCCUPANT/GUARANTOR                 PROPERTY        LOCATION      (SQ.FT.)    PURCHASE     FINANCING       EQUITY
- ------------------               -------------   -------------   --------   ----------   -----------   ------------
Investment in CARDS LLC(6)
 The Upper Deck Company.......   50% interest    Carlsbad,       294,779    01/04/1996     7,500,000      5,327,225
                                 in a limited    California
                                 liability
                                 company which
                                 owns
                                 Manufacturing/
                                 Office
                                 buildings
Investment in Delaware Chip
LLC(7)........................   33.33%          Sunnyvale,      362,000    12/23/1998    22,750,000      9,012,653
                                 interest in a   California
                                 limited
                                 liability
                                 company which
                                 owns
                                 Manufacturing
                                 buildings
                                                                                         -----------   ------------
                                                                                         180,981,925   $221,815,947
                                                                                         ===========   ============

                                   CONTRACT
                                PURCHASE PRICE
                                     PLUS         OTHER CASH          OTHER
                                 ACQUISITION     EXPENDITURES      CAPITALIZED       TOTAL COST
OCCUPANT/GUARANTOR                   FEES          EXPENSED     EXPENDITURES(1)(2)   OF PROPERTY
- ------------------              --------------   ------------   ------------------   -----------
Investment in CARDS LLC(6)
 The Upper Deck Company.......     12,827,225            0              88,183        12,915,408
Investment in Delaware Chip
LLC(7)........................     31,762,653            0                   0        31,762,653
                                 ------------      -------          ----------       -----------
                                 $402,797,872      $51,631          $5,922,974       408,772,477
                                 ============      =======          ==========       ===========


                                   FOOTNOTES

(1) Consists of cost of improvements subsequent to acquisitions and closing costs relating to the acquisition or properties such as the costs of appraisals and other closing costs such as attorneys' fees and accountants' fees and costs of title reports, transfer and recording taxes and title insurance.
(2) For properties under construction, interest on mortgages is capitalized rather than expensed and rentals received are recorded as a reduction of the basis in the properties.
(3) CPA(R):12 has a 45% ownership in this property. The remaining 55% is owned by CIP(R), an affiliate of CPA(R):12, CPA(R):12 and CIP(R) hold title to their respective interests as tenants-in-common.
(4) CPA(R):12 has a 37% interest as a limited partner in a partnership with CIP(R) which owns 63% as a general partner.
(5) CPA(R):12 has 50% ownership in this property. The remaining 50% is owned by CIP(R). CIP(R) and CPA(R):12 hold title to their respective interests as tenants-in-common.

(6) CPA(R):12 has a 50% ownership in these properties. The remaining 50% is owned by CIP(R). CIP(R) and CPA(R):12 hold title to their respective interests as tenants-in-common. All dollar figures shown reflect CPA(R):12's interest in the property.

(7) CPA(R):12 has a 33.33% ownership in these properties. The remaining 66.67% is owned by CIP(R) and CPA(R):14. CIP(R), CPA(R):12 and CPA(R):14 hold title to their respective interests as tenants-in-common.
    All dollar figures shown reflect CPA(R):12's interest in the property.

** Lanoxide writedown not included